Principal Funds, Inc.
Supplement dated September 20, 2021
to the Prospectus dated March 1, 2021
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL EMERGING MARKETS FUND
Effective September 30, 2021, in the Investment Advisor and Portfolio Managers section, remove Paul H. Blankenhagen and Alan Wang.
On or about January 1, 2022, delete all references in this prospectus to the International Emerging Markets Fund, and replace with Global Emerging Markets Fund.

MANAGEMENT OF THE FUNDS
Effective September 30, 2021, delete all references to Alan Wang.